                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 1, 2005

                       Structured Obligations Corporation

             (Exact name of registrant as specified in its charter)

Delaware                            001-32226            20-6193036

(State or other jurisdiction of     (Commission File     (IRS Employer
incorporation or organization)      Number)              Identification Number)

             270 Park Avenue, New York, New York                           10013
           _____________________________________________________________________
           (Address of principal executive offices) (Zip Code) Registrant's telephone number including area code (212) 834-6000.

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to
         Rule 425 under the Securities Act (17CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

         This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Select Notes Trust LT 2004-1.

         Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the aggregate principal amount of all securities held by the trust is subject to the information reporting requirements of the
         Securities Exchange Act of 1934, as amended (the "Exchange Act").
         Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W.,
         Washington, D.C. 20549. The Commission also maintains a site on the
         World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering,
         Analysis and Retrieval system. Neither Structured Obligations
         Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured
         Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's  Report with respect to the March 1, 2005  Distribution
               Date for the Select Notes Trust LT 2004-1

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        By:  /s/  Chadwick S. Parson
                                             Name:   Chadwick S. Parson
                                             Title:  Authorized Signatory

March 1, 2005

                                 EXHIBIT INDEX

Exhibit                                                                     Page

   1        Trustee's Report with respect to the March 1, 2005                 5
            Distribution Date for the Select Notes Trust LT 2004-1

                                    Exhibit 1

To the Holders of:
Select Notes Trust LT 2004-1
Long Term Certificates  Series 2004-1
*CUSIP:        81619PAF4

U.S. Bank Trust National  Association,  as Trustee for the Select Notes Trust LT
2004-1  (the  "Trust"),  hereby  gives  notice with  respect to Interest  Period commencing  on the day after  February 1, 2005 and  including  the March 1, 2005
Interest  Distribution  Date (the "Interest  Period") in respect of the March 1,
2005 Interest Distribution Date (the "Interest Distribution Date") as follows:

1.   The amount of interest  received by the Trust during the Interest Period is as set forth  below  (each  Certificateholder's  pro rata  portion  of this amount is the amount to be included in such Certificateholder's Form 1099).

                                   $ 91,875.00

     a.   Per certificate  held amount of interest income to be included in Form
          1099 for the year ending December 31, 2004 is set forth below.

                                   $ 2.872889

2.   The total of all interest  distributed  to  Certificate  holders during the
     Interest Period is set forth below.

                                  $ 167,895.00

3.   Total amount of advances  made to the Trustee on the Interest  Distribution
     Date is

                                  $ 76,021.00

4.   Total amount of advances  repaid to the Advancing Party during the Interest
     Period is

                                     $ 0.00

5.   The net total of advances made during the Interest Period is

                                   $ 76,021.00

     a.   The net  amount  owed  by the  Trust  to the  Advancing  Party  on the
          Interest Distribution Date is set forth below.

                                  $ 475,795.00

6.   The total amount of interest expense paid to the Advancing Party during the
     Interest  Period  is set forth  below  (each  Certificateholder's  pro rata
     portion  of  this  amount   should  be  included  in  a  footnote  to  such
     Certificateholder's Form 1099 indicating that such amount should constitute investment  indebtedness  interest,  which can be deducted by non-corporate taxpayers to the extent of such net investment income).

                                     $ 0.00

     a.   Per certificate held amount of interest expense to be included in Form
          1099 for the year ending December 31, 2004 is set forth below.

                                     $ 0.00

7.   At the close of  business on the  Interest  Distribution  Date,  there were
     31,980 Certificates outstanding.

8.   Payments made on Underlying  Securities  during the Interest  period are as set forth below.

__________________________________________________________________________________

Payment Date Description of Underlying Security               Principal   Interest
__________________________________________________________________________________
02/15/2005   The Boeing Company 6.125% Notes due February 15, $ 0.00    $ 91,875.00
             2033.
__________________________________________________________________________________

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.